Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.

32ND SEMI-ANNUAL REPORT

September 30, 2001

Established 1969

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

John F. Donahue

President

Federated American Leaders Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc., created in 1969, gives investors an opportunity to own high-quality, large corporations and to participate in the growth and income of these very successful corporations. This $3.1 billion high-quality common stock fund is invested in over 80 blue-chip corporations. These large, historically successful corporations are easily recognized for their products and services and include: Boeing Co., Motorola, Inc., Allstate Corp., HealthSouth Corp., Loews Corp., and PNC Financial Services Group. Simply stated, the fund offers investors an easy way to have ownership in many of America's blue-chip companies. The fund's holdings represent corporations with weighted-median market capitalizations (the number of outstanding shares times the market price) of $17.8 billion. These corporations generally have a price/earnings ratio of less than 14.6 times.

I am pleased to present the fund's 32nd Semi-Annual Report, which covers the first half of the fund's fiscal year, the six-month period from April 1, 2001 through September 30, 2001. It begins with an interview with the fund's portfolio manager, Kevin R. McCloskey, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's high-quality stock holdings, and third is a publication of the fund's financial statements.

Even before September of 2001--and certainly since the stock market reacted to the slowing U.S. economy, earnings concerns and the uncertainty of what might happen--"uncertainty" was a very difficult arena to invest in. Our "value" style of stock management of stocks gives confidence that we are buying and/or adding to many strong corporations across our country in various industry sectors that will benefit shareholders in the long term. In particular, we like defensive sectors such as Consumer Staples and Healthcare, which have held up well. Our value strategy outperformed on a relative basis during this period, as the Russell 1000 Growth Index underperformed the Russell 1000 Value Index by over 6%.1

Though this report focuses on the past six months, the true measure of the performance potential of stocks and of the fund, is over the long term. Over time, the fund's value approach has rewarded investors with outstanding long-term performance.

The fund's portfolio of high-quality common stocks produced a negative total return for the reporting period ended September 30, 2001. Individual share class total return performance for the six-month reporting period, including income distributions and capital gains, follows.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	(8.30)%	$0.040	$0.239	$23.68 to $21.47 = (9.33)%
Class B Shares	(8.66)%	$0.000	$0.239	$23.59 to $21.34 = (9.54)%
Class C Shares	(8.66)%	$0.000	$0.239	$23.60 to $21.35 = (9.53)%
Class F Shares	(8.31)%	$0.040	$0.239	$23.65 to $21.44 = (9.34)%

1 Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These indices are unmanaged, and investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (13.35)%, (13.64)%, (9.56)% and (10.13)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Without question, our fund managers believe that corporate earnings do matter. Federated American Leaders Fund, Inc. is managed with a consistent focus on attractively valued companies with solid earnings growth strength. As Kevin explains in his discussion, the benefits of this disciplined, consistent style should be seen as the market places a higher value on consistent earnings and liquidity.

Thank you for owning shares of America's high-quality corporations--in fact, you own over 80 high-quality U.S. companies through this diversified blue-chip stock fund. Remember, periods of price declines have proven to be good buying opportunities, and I recommend that you consider adding to your account.

As always, we welcome your comments and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
President
November 15, 2001

Kevin R. McCloskey

Vice President

Federated Investment Management Company

Investment Review

How did the overall stock market perform during the six-month reporting period?

This six-month reporting period has been especially tough for managers, as well as investors. Let's just consider the first two months of the fund's fiscal year, which started off strongly, led by a surprise interest rate cut by the Federal Reserve Board (the "Fed") in April 2001. The equity markets rose sharply, and investors snapped up the shares of beaten down Technology stocks leading the Nasdaq composite index to a 15% gain during April. Investors perceived that weak first quarter corporate profits marked the end of the bear market, and fiscal stimulus would reinvigorate the U.S. economy.

Then reality set in. As the second calendar quarter progressed, it was clear that any perception of a recovery was premature. The poor earnings outlook for Technology and Telecommunications stocks indicated further deterioration in business conditions. Most corporate profits were down almost 24% from the previous year, and corporations continued to reduce their forecasts.

The terrible events of September 11 made the already weakened equity markets around the globe even weaker and slowed business activity to a near standstill here in the United States. When trading resumed on the New York Stock Exchange on September 17, investors voted with their feet as uncertainty regarding future events exacerbated market volatility. The Standard & Poor's 500 Index1 (S&P) fell 14.7% during the third quarter--its worst quarterly loss since 1987--and declined 9.68% over the six-month reporting period.1

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

What was the relative performance of individual market sectors during these six months?

Market breadth was negative as only two sectors (Healthcare and Consumer Staples) generated positive absolute returns. The worst performing sectors during the past six months included: Information Technology, Utilities, Consumer Discretionary, and Industrials. Two sectors, Information Technology and Consumer Discretionary, reported over a 30% year-over-year decline in corporate profits for the second calendar quarter of 2001. Despite the negative news from the Technology sector, four sectors actually showed year-over-year profit growth for the second calendar quarter--Consumer Staples, Energy, Healthcare and Utilities. The near-term outlook for profits for the S&P 500 Index has worsened since the September 11 attacks, as Wall Street strategists slashed third and fourth quarter profit estimates for the S&P 500 Index and also lowered 2002 projections. Profit estimates for the S&P 500 Index are now expected to decline almost 17% during 2001.

How did Federated American Leaders Fund, Inc. perform during this reporting period?

For the six-month reporting period ended September 30, 2001, the fund's Class A, B, C, and F shares produced total returns of (8.30)%, (8.66)%, (8.66)%, and (8.31)%, respectively, based on net asset value.2 These figures outperformed the (9.68)% return of the S&P 500 Index. Additionally, the fund outperformed the S&P/Barra Value Index's return of (12.5)%, but underperformed the Lipper Multi-Cap Value Average, which fell 7.54% during the reporting period.3

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (13.35)%, (13.64)%, (9.56)%, and (10.13)%, respectively. Current performance is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 The S&P Barra/Value Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. It represents approximately one half of the S&P 500 Index capitalization. Investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

From a portfolio perspective, what sectors and securities were positive and negative influences on the fund's performance?

The biggest factors that influenced positive relative performance versus the S&P 500 Index were:

1) An underweight position and favorable security selection in Information Technology (Electronic Data Systems Corp. up 4%, Motorola, Inc. up 10%, Computer Sciences Corp. up 3%);

2) An underweight position in Consumer Discretionary and favorable security selection in Industrials (H&R Block, Inc. up 55%, General Dynamics Corp. up 42%, Tyco Intl Ltd. up 5%); and,

3) An underweight position and favorable security selection in Telecommunication Services (Verizon Communications, Inc. up 11%, SBC Communications, Inc. up 7%).

Negative influences on performance relative to the S&P 500 Index included:

1) An overweight position in Utilities;

2) Underweight positions in Healthcare and Consumer Staples; and

3) Unfavorable security selection in Consumer Discretionary (Charter Communications, Inc. down 45%, Ford Motor Co. down 37%, Toys R Us, Inc. down 31%), Financials, (Providian Financial Corp. down 60%, Conseco, Inc. down 55%) and Industrials (ABB Ltd. down 60%).

What was the fund's sector exposure as of September 30, 2001?

	Percentage of Net Assets	S&P 500 Index
Financials	21.2%	18.3%
Healthcare	13.4%	10.7%
Industrials	13.1%	15.6%
Information Technology	10.5%	6.8%
Energy	8.9%	12.2%
Consumer Staples	8.8%	14.4%
Consumer Discretionary	8.1%	9.1%
Telecommunication Services	6.2%	6.8%
Utilities	4.7%	3.6%
Materials	1.5%	2.5%
Transportation	1.2%	--
Other	2.7%	--
TOTAL	100.3%	100.0%

As a result of "9-11," what are your current thoughts?

As mentioned, uncertainty leads to greater volatility, but the Fed has dramatically increased liquidity in the financial system as a result of the attack, and will probably move again regarding interest rates. It can be simply stated--there is a struggle taking place in the equity markets. The Fed will continue to reduce rates so borrowing costs will be cheaper. However, corporate earnings remain uncertain, and earnings drive the market. When the corporate earnings forecasts become clearer investors confidence will return and overcome uncertainties brought into focus by "9-11."

What were some of your noteworthy purchases and sales during the past six months?

Our portfolio additions included the following companies:

DuPont (E.I.) de Nemours & Co. (1.0% of net assets) share price declined over 50% from its highs set in 1998, and its price-to-sales ratio reached its lowest value since 1994. We believe that DuPont's share price discounts most of the economic uncertainty associated with industrial chemicals. Potential catalysts include debt reduction, potential share buybacks, and a senior management change.

Storage Technology Corp. (0.6% of net assets) is attractively ranked by our valuation models and is executing a turnaround led by a new management team. It is one of the largest producers of high-end tape drives and libraries used for data storage. The stock declined from $49 during the summer of 1998 to its current price of $12. The company has beaten expectations during the past two quarters in a very difficult environment for technology stocks. Storage Technology's price-to-sales ratio is near its 10-year low and below its historical average.

Hewlett--Packard Co. (0.7% of net assets) was added because its trading price of roughly one times (1x) sales indicated that the market was overly concerned with the recent weakness in the company's server and personal computer lines of business. Hewlett-Packard appears attractive on our valuation disciplines because the market seems to be overlooking the company's imaging and printing systems business, which is arguably the most valuable franchise in the technology hardware sector. We believe cost controls and an improving capital spending environment will serve as catalysts to boost the stock.

Unocal Corp. (1.2% of net assets) has dramatically underperformed its exploration and production peers over the past five years and for good reason: Management has been unsuccessful at finding new oil and gas reserves to reduce depletion, and turnover in senior management has been high. However, the company has good assets and trades at a substantial discount to the market and its peers. The company has also picked up drilling activity.

Some of the companies we sold during the reporting period were:

AT&T Wireless Services, Inc.: The fund inherited this position as its parent company attempts to realize shareholder value by spinning off its various divisions. With low profitability and a hyper competitive operating environment, the wireless division did not appear attractive on our valuation disciplines.

K Mart Corp.: We eliminated the K Mart common stock and the convertible preferred shares due to the stock's strong appreciation so far this year. Despite a new management team, we believed that the long-term prospects for the company were marginal given the power of Wal-Mart and strong momentum by Target.

Qwest Communications International: We inherited Qwest stock after its acquisition of US West closed in 2000. We eliminated the position due to our concerns regarding its enterprise long-distance business because of the weak pricing environment caused by the glut of available fiber optic capacity.

What were the fund's top ten holdings as of September 30, 2001?

Name	Percentage of Net Assets
Verizon Communications, Inc.	2.5%
Block (H&R), Inc.	2.5%
Washington Mutual, Inc.	2.4%
Healthsouth Corp.	2.3%
Tyco International Ltd.	2.2%
Philip Morris Cos., Inc.	2.2%
UST, Inc.	2.2%
Allstate Corp.	1.9%
Loews Corp.	1.9%
First Data Corp.	1.9%
TOTAL PERCENTAGE OF NET ASSETS	22.0%

How does the stock market's actions over the past six months affect your thinking going forward?

In the aftermath of the attacks on September 11 and the market's response during the last few weeks of September, many industry sectors declined significantly. This pressure on stock prices helps us to identify leading companies with solid franchise values and with low market expeditions. We continue to add these undervalued leading companies in the portfolio and eliminate those with weakening fundamentals or overvaluation. And, yes, we were buying a number of stocks as soon as the New York Stock Exchange opened on September 17 and on subsequent days thereafter.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $33,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $791,627 on 9/30/01. You would have earned a 10.24%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This strategy increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/01, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (15.55)%, 8.44%, and 11.92%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were (16.05)%, 8.55%, and 12.03%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were (12.14)%, 8.85%, and 11.08%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were (12.37)%, 9.43%, and 11.52%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 32 years (reinvesting all dividends and capital gains) grew to $327,527.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $33,000, but your account would have reached a total value of $327,5271 by 9/30/01. You would have earned an average annual total return of 11.50%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile -- Investing for College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their three children. On September 30, 1981, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 20 years, the original $5,000 investment along with their additional monthly $250 investments totaling $65,000 has grown to $293,952.1 For the Rices, a dedicated program of monthly investments really paid off.

1 This chart assumes that the subsequent investments are made on the last day of each month. This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Portfolio of Investments

September 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--94.8%
		Consumer Discretionary--7.6%
1,243,900	[1]	Charter Communications, Inc.	$15,399,482
797,800	[1]	Federated Department Stores, Inc.	22,497,960
1,404,939		Ford Motor Co.	24,375,692
350,902		General Motors Corp., Class H	15,053,696
659,400		Liz Claiborne, Inc.	24,859,380
991,800		Lowe's Cos., Inc.	31,390,470
1,625,800		News Corp. Ltd., ADR	34,613,282
853,600		TRW, Inc.	25,454,352
2,437,300	[1]	Toys `R' Us, Inc.	41,994,679

		TOTAL	235,638,993

		Consumer Staples--8.9%
1,027,800		Anheuser-Busch Cos., Inc.	43,044,264
556,900		Kimberly-Clark Corp.	34,527,800
1,422,100		Philip Morris Cos., Inc.	68,673,209
1,890,700		Sara Lee Corp.	40,271,910
2,046,900		UST, Inc.	67,957,080
516,548	[1]	Viacom, Inc., Class B	17,820,906

		TOTAL	272,295,169

		Energy--8.9%
937,100		BP Amoco PLC, ADR	46,077,207
473,700		Chevron Corp.	40,146,075
1,009,900		Diamond Offshore Drilling, Inc.	25,469,678
1,225,000		Exxon Mobil Corp.	48,265,000
882,600		Sunoco, Inc.	31,420,560
1,721,900		USX-Marathon Group, Inc.	46,060,825
1,097,700		Unocal Corp.	35,675,250

		TOTAL	273,114,595

		Financials--20.1%
1,579,200		Allstate Corp.	58,983,120
968,700		BankAmerica Corp.	56,572,080
937,784		Bear Stearns Cos., Inc.	46,898,578
2,675,504		Conseco, Inc.	19,424,159
574,300		Countrywide Credit Industries, Inc.	25,228,999
901,150		J.P. Morgan Chase & Co.	30,774,272
989,200		Lincoln National Corp.	46,126,396
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
1,273,600		Loews Corp.	$58,942,208
1,102,500		MBIA Inc.	55,125,000
381,650		Marsh & McLennan Cos., Inc.	36,905,555
956,500		PNC Financial Services Group	54,759,625
828,900		Providian Financial Corp.	16,702,335
1,319,400		Wachovia Corp.	40,901,400
1,901,600		Washington Mutual, Inc.	73,173,568

		TOTAL	620,517,295

		Healthcare--13.4%
1,005,100		Abbott Laboratories	52,114,435
1,010,250		Baxter International, Inc.	55,614,262
953,550		Bristol-Myers Squibb Co.	52,979,238
419,750		CIGNA Corp.	34,818,262
4,403,500	[1]	Healthsouth Corp.	71,600,910
1,382,100	[1]	Oxford Health Plans, Inc.	39,251,640
957,390		Pharmacia Corp.	38,831,738
663,700		Schering Plough Corp.	24,623,270
650,500		United Health Group, Inc.	43,258,250

		TOTAL	413,092,005

		Industrials--13.1%
2,281,380	[2]	ABB Ltd.	16,676,888
1,970,300		Block (H&R), Inc.	75,974,768
804,000		Boeing Co.	26,934,000
4,443,957	[1]	Cendant Corp.	56,882,650
512,100		General Dynamics Corp.	45,228,672
618,500		Ingersoll-Rand Co.	20,905,300
318,800		Minnesota Mining & Manufacturing Co.	31,369,920
650,700		Textron, Inc.	21,870,027
1,513,439		Tyco International Ltd.	68,861,474
1,442,100		Waste Management, Inc.	38,561,754

		TOTAL	403,265,453

		Information Technology--10.5%
2,349,635		Compaq Computer Corp.	19,525,467
698,100		Computer Associates International, Inc.	17,969,094
418,000	[1]	Computer Sciences Corp.	13,865,060
880,800		Electronic Data Systems Corp.	50,716,464
1,007,700		First Data Corp.	58,708,602
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
1,305,500		Hewlett-Packard Co.	$21,018,550
490,700		International Business Machines Corp.	45,291,610
566,100	[1]	Lexmark International Group, Inc., Class A	25,310,331
2,934,775	[1]	Lucent Technologies, Inc.	16,816,261
294,000	[1]	Micron Technology, Inc.	5,536,020
1,729,475		Motorola, Inc.	26,979,810
1,477,600	[1]	Novell, Inc.	5,408,016
1,421,800		Storage Technology Corp.	17,843,590

		TOTAL	324,988,875

		Materials--1.5%
400,900		Air Products & Chemicals, Inc.	15,466,722
843,400		Du Pont (E.I.) de Nemours & Co.	31,644,368

		TOTAL	47,111,090

		Telecommunication Services--6.1%
816,850		AT&T Corp.	15,765,205
1,125,847		SBC Communications, Inc.	53,049,911
252,500		Telephone and Data System, Inc.	23,810,750
1,408,842		Verizon Communications, Inc.	76,232,441
1,377,100	[1]	Worldcom, Inc.	20,711,584

		TOTAL	189,569,891

		Utilities--4.7%
241,100		Edison International	3,172,876
582,190		El Paso Corp.	24,189,994
1,319,700		Entergy Corp.	46,928,532
840,200		FPL Group, Inc.	44,992,710
886,800		Williams Cos., Inc.	24,209,640

		TOTAL	143,493,752

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,777,198,569)	2,923,087,118

		PREFERRED STOCKS--2.3%
		Financials--1.1%
369,500		MetLife Capital Trust I, Conv. Pfd., $4.00	34,426,315

		Transportation--1.2%
839,000		Union Pacific Cap Trust, Conv. Pfd., $3.13	38,157,720

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $52,476,492)	72,584,035

Principal Amount or Shares			Value
		CORPORATE BONDS--0.5%
		Consumer Discretionary--0.5%
$18,500,000	[2]	Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005 (identified cost $18,500,000)	$15,453,975

		MUTUAL FUND--2.7%
82,398,694		Prime Value Obligations Fund, Class IS (at net asset value)	82,398,694

		TOTAL INVESTMENTS (IDENTIFIED COST $2,930,573,755)[3]	$3,093,523,822

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At September 30, 2001, these securities amounted to $32,130,863 which represents 1.0% of net assets.

3 The cost of investments for federal tax purposes amounts to $2,930,573,755. The net unrealized appreciation of investments on a federal tax basis amounts to $162,950,067 which is comprised of $641,274,945 appreciation and $478,324,878 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($3,085,024,550) at September 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $2,930,573,755)		$3,093,523,822
Income receivable		3,595,545
Receivable for investments sold		10,046,371
Receivable for shares sold		2,090,328

TOTAL ASSETS		3,109,256,066

Liabilities:
Payable for investments purchased	$19,309,165
Payable for shares redeemed	2,281,035
Accrued expenses	2,641,316

TOTAL LIABILITIES		24,231,516

Net assets for 144,098,761 shares outstanding		$3,085,024,550

Net Assets Consist of:
Paid in capital		$2,938,291,595
Net unrealized appreciation of investments		162,950,067
Accumulated net realized loss on investments		(18,806,246)
Undistributed net investment income		2,589,134

TOTAL NET ASSETS		$3,085,024,550

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,496,896,520 ÷ 69,715,410 shares outstanding)		$21.47

Offering price per share (100/94.50 of $21.47)[1]		$22.72

Redemption proceeds per share		$21.47

Class B Shares:
Net asset value per share ($1,339,822,898 ÷ 62,772,254 shares outstanding)		$21.34

Offering price per share		$21.34

Redemption proceeds per share (94.50/100 of $21.34)[1]		$20.17

Class C Shares:
Net asset value per share ($156,318,049 ÷ 7,321,048 shares outstanding)		$21.35

Offering price per share		$21.35

Redemption proceeds per share (99.00/100 of $21.35)[1]		$21.14

Class F Shares:
Net asset value per share ($91,987,083 ÷ 4,290,049 shares outstanding)		$21.44

Offering price per share (100/99.00 of $21.44)[1]		$21.66

Redemption proceeds per share (99.00/100 of $21.44)[1]		$21.23

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $82,699)			$27,954,489
Interest			2,205,193

TOTAL INCOME			30,159,682

Expenses:
Investment adviser fee		$11,030,141
Administrative personnel and services fee		1,321,287
Custodian fees		79,576
Transfer and dividend disbursing agent fees and expenses		2,161,038
Directors'/Trustees' fees		16,362
Auditing fees		8,489
Legal fees		7,019
Portfolio accounting fees		154,983
Distribution services fee--Class B Shares		5,751,720
Distribution services fee--Class C Shares		672,895
Shareholder services fee--Class A Shares		2,113,599
Shareholder services fee--Class B Shares		1,917,240
Shareholder services fee--Class C Shares		224,298
Shareholder services fee--Class F Shares		131,605
Share registration costs		36,311
Printing and postage		214,701
Insurance premiums		3,510
Taxes		171,559
Miscellaneous		7,439

TOTAL EXPENSES		26,023,772

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(3,035)
Fees paid indirectly from directed brokerage agreements	(43,420)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(46,455)

Net expenses			25,977,317

Net investment income			4,182,365

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(16,988,839)
Net change in unrealized appreciation of investments			(274,667,167)

Net realized and unrealized loss on investments			(291,656,006)

Change in net assets resulting from operations			$(287,473,641)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2001	Year Ended 3/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,182,365	$24,362,392
Net realized gain (loss) on investments	(16,988,839)	75,689,048
Net change in unrealized appreciation of investments	(274,667,167)	(115,558,148)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(287,473,641)	(15,506,708)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,790,760)	(16,766,147)
Class B Shares	--	(5,399,223)
Class C Shares	--	(661,372)
Class F Shares	(173,265)	(1,106,204)
Distributions from net realized gain on investments
Class A Shares	(16,637,895)	(53,605,606)
Class B Shares	(15,189,463)	(52,950,158)
Class C Shares	(1,779,713)	(5,966,764)
Class F Shares	(1,039,457)	(3,730,619)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(37,610,553)	(140,186,093)

Share Transactions:
Proceeds from sale of shares	280,101,172	766,773,059
Proceeds from shares issued in connection with the tax-free transfer of assets from a mutual fund		23,471,377
Net asset value of shares issued to shareholders in payment of distributions declared	34,472,195	128,475,126
Cost of shares redeemed	(344,108,129)	(1,025,669,048)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(29,534,762)	(106,949,486)

Change in net assets	(354,618,956)	(262,642,287)

Net Assets:
Beginning of period	3,439,643,506	3,702,285,793

End of period (including undistributed net investment income of $2,589,134 and $1,370,794, respectively)	$3,085,024,550	$3,439,643,506

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$23.68	$24.74	$24.90	$26.64	$21.40	$19.78
Income From Investment Operations:
Net investment income	0.07	0.25	0.17	0.21	0.29	0.23
Net realized and unrealized gain (loss) on investments	(2.00)	(0.28)	0.35	1.26	8.39	3.11

TOTAL FROM INVESTMENT OPERATIONS	(1.93)	(0.03)	0.52	1.47	8.68	3.34

Less Distributions:
Distributions from net investment income	(0.04)	(0.24)	(0.16)	(0.20)	(0.21)	(0.21)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(0.28)	(1.03)	(0.68)	(3.21)	(3.44)	(1.72)

Net Asset Value, End of Period	$21.47	$23.68	$24.74	$24.90	$26.64	$21.40

Total Return[2]	(8.30)%	(0.17)%	1.97%	6.31%	43.95%	17.40%

Ratios to Average Net Assets:

Expenses	1.12%[3]	1.16%	1.16%	1.11%	1.14%	1.17%

Net investment income	0.60%[3]	1.04%	0.68%	0.87%	0.84%	0.95%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	0.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,496,897	$1,648,584	$1,671,780	$1,621,527	$1,457,925	$638,082

Portfolio turnover	11%	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$23.59	$24.67	$24.87	$26.61	$21.40	$19.79
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	0.07	(0.02)	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	(1.99)	(0.28)	0.34	1.26	8.41	3.12

TOTAL FROM INVESTMENT OPERATIONS	(2.01)	(0.21)	0.32	1.29	8.47	3.17

Less Distributions:
Distributions from net investment income	--	(0.08)	--	(0.02)	(0.03)	(0.05)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(0.24)	(0.87)	(0.52)	(3.03)	(3.26)	(1.56)

Net Asset Value, End of Period	$21.34	$23.59	$24.67	$24.87	$26.61	$21.40

Total Return[2]	(8.66)%	(0.90)%	1.19%	5.54%	42.78%	16.49%

Ratios to Average Net Assets:

Expenses	1.87%[3]	1.91%	1.91%	1.86%	1.89%	1.95%

Net investment income (net operating loss)	(0.15)%[3]	0.31%	(0.07)%	0.13%	0.11%	0.18%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,339,823	$1,510,064	$1,721,729	$1,738,564	$1,201,402	$540,995

Portfolio turnover	11%	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$23.60	$24.68	$24.88	$26.61	$21.40	$19.80
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	0.07	(0.02)	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	(1.99)	(0.27)	0.34	1.27	8.42	3.12

TOTAL FROM INVESTMENT OPERATIONS	(2.01)	(0.20)	0.32	1.30	8.47	3.16

Less Distributions:
Distributions from net investment income	--	(0.09)	--	(0.02)	(0.03)	(0.05)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(0.24)	(0.88)	(0.52)	(3.03)	(3.26)	(1.56)

Net Asset Value, End of Period	$21.35	$23.60	$24.68	$24.88	$26.61	$21.40

Total Return[2]	(8.66)%	(0.88)%	1.19%	5.55%	42.78%	16.42%

Ratios to Average Net Assets:

Expenses	1.87%[3]	1.91%	1.91%	1.86%	1.89%	1.95%

Net investment income (net operating loss)	(0.15)%[3]	0.29%	(0.07)%	0.12%	0.11%	0.18%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$156,318	$176,693	$185,063	$175,843	$134,773	$69,990

Portfolio turnover	11%	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$23.65	$24.71	$24.88	$26.61	$21.40	$19.78
Income From Investment Operations:
Net investment income	0.07	0.27	0.17	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(2.00)	(0.30)	0.34	1.27	8.43	3.13

TOTAL FROM INVESTMENT OPERATIONS	(1.93)	(0.03)	0.51	1.48	8.65	3.33

Less Distributions:
Distributions from net investment income	(0.04)	(0.24)	(0.16)	(0.20)	(0.21)	(0.20)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(0.28)	(1.03)	(0.68)	(3.21)	(3.44)	(1.71)

Net Asset Value, End of Period	$21.44	$23.65	$24.71	$24.88	$26.61	$21.40

Total Return[2]	(8.31)%	(0.17)%	1.94%	6.36%	43.80%	17.39%

Ratios to Average Net Assets:

Expenses	1.12%[3]	1.16%	1.16%	1.11%	1.14%	1.19%

Net investment income	0.60%[3]	1.07%	0.68%	0.87%	0.86%	0.94%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$91,987	$104,302	$123,714	$134,881	$129,458	$85,151

Portfolio turnover	11%	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001 (unaudited)

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating the area of investment decision in the securities of high-quality companies.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. (IAI) Growth and Income Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Growth and Income Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of IAI Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
928,456	$23,471,377	$3,159,449		$3,681,491,209	$23,471,377	$3,704,962,586

1 Unrealized Appreciation is included in the IAI Growth and Income Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available will be priced at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At September 30, 2001, the Fund had no securities outstanding on loan.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.20 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	125,000,000
Class B Shares	125,000,000
Class C Shares	125,000,000
Class F Shares	125,000,000
TOTAL	500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,056,528	$171,879,968	22,352,654	$549,261,522
Shares issued in connection with the tax-free transfer of assets from a Mutual Fund	--	--	928,456	23,471,377
Shares issued to shareholders in payment of distributions declared	713,187	17,518,043	2,582,010	63,070,410
Shares redeemed	(7,672,244)	(185,320,291)	(23,826,123)	(585,958,503)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	97,471	$4,077,720	2,036,997	$49,844,806

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,778,476	$90,409,738	6,874,113	$167,706,078
Shares issued to shareholders in payment of distributions declared	575,277	14,199,146	2,252,685	54,722,505
Shares redeemed	(5,593,575)	(131,505,617)	(14,895,470)	(364,070,649)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,239,822)	$(26,896,733)	(5,768,672)	$(141,642,066)

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	625,620	$14,881,413	1,837,152	$44,731,041
Shares issued to shareholders in payment of distributions declared	65,806	1,625,408	253,813	6,167,892
Shares redeemed	(858,078)	(20,401,291)	(2,102,775)	(51,414,959)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(166,652)	$(3,894,470)	(11,810)	$(516,026)

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	122,384	$2,930,053	207,141	$5,074,418
Shares issued to shareholders in payment of distributions declared	46,051	1,129,598	185,100	4,514,319
Shares redeemed	(288,888)	(6,880,930)	(989,269)	(24,224,937)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(120,453)	$(2,821,279)	(597,028)	$(14,636,200)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,429,456)	$(29,534,762)	(4,340,513)	$(106,949,486)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended September 30, 2001, the Fund's expenses were reduced by $43,420 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2001, were as follows:

Purchases	$356,666,064

Sales	$436,946,691

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8110101 (11/01)